SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐ Definitive Proxy Statement

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  Definitive Additional Materials

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  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HOUSE OF TAYLOR JEWELRY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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HOUSE OF TAYLOR JEWELRY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November  , 2007

1:00 p.m.

TO OUR STOCKHOLDERS:

The 2007 Annual Meeting of Stockholders of House of Taylor Jewelry, Inc. will be held on November  , 2007, at 1:00 p.m. Pacific Daylight Time at 9200 Sunset Boulevard, 9th Floor, West Hollywood, California 90069 for the following purposes:

1.

To amend the articles of incorporation of House of Taylor Jewelry, Inc. to increase the number of authorized directors from five (5) to a floating number of no less than five (5) and of no more than nine (9), as determined by the Board.

2.

To elect six (6) directors to serve until the 2008 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal;

3.

To ratify adoption of the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan;

4.

To transact such other business as may properly come before the 2007 Annual Meeting of Stockholders, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.  Stockholders who owned shares of our stock at the close of business on October 17, 2007 are entitled to attend and vote at the meeting.  A complete list of these stockholders will be available during normal business hours for ten (10) days prior to the meeting at our executive offices located at 9200 Sunset Boulevard, Suite 425, West Hollywood, California 90069.  A stockholder may examine the list for any legally valid purpose related to the meeting.  The list also will be available during the 2007 Annual Meeting of Stockholders for inspection by any stockholder present at the meeting.

Whether or not you plan to attend the 2007 Annual Meeting of Stockholders, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope.  For specific instructions, please refer to the information provided with your proxy card.

By Order of the Board of Directors of

HOUSE OF TAYLOR JEWELRY, INC.

/s/ Jack Abramov

Chairman, President and Chief Executive Officer

West Hollywood, California

October   , 2007

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

TABLE OF CONTENTS

GENERAL INFORMATION

1

Voting Procedures

1

Methods of Voting

1

Revoking Your Proxy

2

Quorum Requirement

2

Votes Required for Each Proposal

2

Abstentions and Broker Non-Votes

3

Proxy Solicitation Costs

3

Deadline for Receipt of Stockholder Proposals for 2008 Annual Meeting of Stockholders

3

Other Matters

4

PROPOSAL ONE  AMENDING THE ARTICLES OF INCORPORATION TO ALLOW
AN INCREASE TO THE AUTHORIZED NUMBER OF DIRECTORS FROM
FIVE (5) TO A FLOATING NUMBER  OF NO LESS THAN FIVE (5) AND OF
NO MORE THAN NINE (9), AS DETERMINED BY THE BOARD

4

PROPOSAL TWO  ELECTION OF DIRECTORS

4

Nominees

4

Vote Required

5

Information Concerning the Nominees

5

Vote Required and Board of Directors’ Recommendation

6

Board of Directors and Committee Meetings

6

Director Compensation

7

Compensation Committee Interlocks and Insider Participation

8

Executive Officers

8

PROPOSAL THREE  APPROVAL OF HOUSE OF TAYLOR JEWELRY, INC.
2007 STOCK COMPENSATION PLAN

10

PRINCIPAL STOCKHOLDERS

14

EXECUTIVE COMPENSATION

17

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

21

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS ON COMPENSATION

22

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

23

OTHER MATTERS

25

EXHIBIT A CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
OF  HOUSE OF TAYLOR JEWELRY, INC.

A-3

EXHIBIT B HOUSE OF TAYLOR JEWELRY, INC. 2007 STOCK
COMPENSATION PLAN

A-4

-i-

HOUSE OF TAYLOR JEWELRY, INC.

PROXY STATEMENT FOR THE

2007 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

The Board of Directors of House of Taylor Jewelry, Inc., a Nevada corporation, is soliciting the enclosed proxy from you.  The proxy will be used at our 2007 Annual Meeting of Stockholders to be held at 1:00 p.m. Pacific Daylight Time on November  , 2007, at 9200 Sunset Boulevard, 9th Floor, West Hollywood, California 90069.

This Proxy Statement contains important information regarding our 2007 Annual Meeting of Stockholders.  Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote and describes the voting procedures.

We use several abbreviations in this Proxy Statement.  We may refer to our company as “HOTJ.”  The term “proxy materials” includes this Proxy Statement, as well as the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2006.

We are sending the proxy materials on or about October  , 2007 to all of our stockholders as of   October 17, 2007 (the “Record Date”).  Stockholders who owned HOTJ Common Stock at the close of business on the Record Date are entitled to attend and vote at the 2007 Annual Meeting of Stockholders.  On the Record Date, we had 46,458,535 shares of our Common Stock issued and outstanding and approximately 350 record stockholders.

Voting Procedures

As a stockholder, you have the right to vote on certain business matters affecting HOTJ.  The three proposals that will be presented at the 2007 Annual Meeting of Stockholders, and upon which you are being asked to vote, are discussed in the sections entitled “Proposal One,” “Proposal Two” and “Proposal Three”. Each share of HOTJ Common Stock you own entitles you to one vote.  The enclosed proxy card indicates the number of shares you own.  You can vote by returning the enclosed proxy card in the envelope provided or by attending the 2007 Annual Meeting of Stockholders.

Methods of Voting

Voting by Mail.  By signing and returning the proxy card according to the enclosed instructions, you are enabling our Chief Executive Officer and our Chief Financial Officer, who are named on the proxy card, as “proxies and attorneys-in-fact,” to vote your shares at the meeting in the manner you indicate.  We encourage you to sign and return the proxy card even if you plan to attend the meeting.  This way, your shares will be voted even if you are unable to attend the meeting.

Your shares will be voted in accordance with the instructions you indicate on the proxy card.  If you submit the proxy card, but do not indicate your voting instructions, your shares will be voted as follows:

•

To amend the articles of incorporation of House of Taylor Jewelry, Inc. to increase the number of authorized directors from five (5) to a floating number no less than five (5) and no more than nine (9), as determined by the Board.

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FOR the election of the director nominees identified in Proposal Two; and

•

FOR the approval of the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan.

You may receive an additional copy of HOTJ’s Annual Report on Form 10-K for fiscal 2006 without charge or a copy of the exhibits to HOTJ’s Annual Report on Form 10-K for fiscal 2006 for a reasonable fee by calling us at (310) 860-2660 or by sending a written request to House of Taylor Jewelry, Inc., 9200 Sunset Boulevard, Suite 425, West Hollywood, California 90069, Attention: Robert Rankin, Chief Financial Officer.

Voting in Person at the Meeting.  If you plan to attend the 2007 Annual Meeting of Stockholders and vote in person, we will provide you with a ballot at the meeting.  If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting.  If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name, but if you wish to vote at the meeting, you will need to bring with you to the 2007 Annual Meeting of Stockholders a legal proxy from your broker or other nominee authorizing you to vote these shares.  HOTJ may restrict entrance to any person who is not a registered stockholder or who has not submitted a legal proxy through the applicable broker/nominee.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the 2007 Annual Meeting of Stockholders.  In order to do this, you may either:

•

sign and return another proxy bearing a later date before the beginning of the 2007 Annual Meeting of Stockholders;

•

provide written notice of the revocation to Robert Rankin, our Chief Financial Officer, prior to the time we take the vote at the 2007 Annual Meeting of Stockholders; or

•

attend the 2007 Annual Meeting of Stockholders, and vote in person.

Quorum Requirement

A quorum, which is a majority of our outstanding shares as of the Record Date, must be present or represented in order to hold the meeting and to conduct business.  Your shares will be counted as being present at the meeting if you appear in person at the meeting and will be considered as being represented if you submit a properly executed proxy card.

Votes Required for Each Proposal

The vote required and method of calculation for the proposals to be considered at the 2007 Annual Meeting of Stockholders are as follows:

Proposal One—Amending Articles of Incorporation to Allow an Increase in Number of Directors. The approval of the amendment to the articles of incorporation will require the affirmative vote of a majority of the shares present or represented and voting at the 2007 Annual Meeting of Stockholders.

Proposal Two—Election of Directors.  The six (6) director nominees receiving the highest number of affirmative votes, in person or by proxy, will be elected as directors.

Proposal Three—Approval of House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan.  The approval of the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan will require the affirmative vote of a majority of the shares present or represented and voting at the 2007 Annual Meeting of Stockholders.

You may vote either “for” or “withhold” your vote for the director nominees. You may vote “for,” “against,” or “abstain” from voting on the proposal to amend the articles of incorporation. You may vote “for,” “against,” or “abstain” from voting on the proposal to issue the Additional Securities.  You may vote “for,” “against,” or “abstain” from voting on the proposal to approve the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining the presence or absence of a quorum.  Abstentions will not be counted in the tabulation of the voting results with respect to the election of directors.  Abstentions will, however, have the same effect as a vote against the proposal to approve the amendment to the articles of incorporation, the issuance of the Additional Securities and the proposal to approve the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters.  If you hold your HOTJ Common Stock through a broker and you have not given voting instructions to the broker, the broker may be prevented from voting your shares on non-routine matters, resulting in a broker non-vote.  Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters.  Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be counted in the tabulation of the voting results with respect to a particular proposal.  See “Vote Required” following each proposal for further information.

Proxy Solicitation Costs

We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing and mailing of the proxy materials.  In addition, we may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you.  The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram and other means by directors, officers and/or employees of HOTJ.  We expect a representative of Computershare, our transfer agent, to tabulate the proxies and act as inspector of the election.

Deadline for Receipt of Stockholder Proposals for 2008 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission.  Proposals of our stockholders intended to be presented for consideration at our 2008 Annual Meeting of Stockholders and included in HOTJ’s proxy materials relating to such meeting must be received by us no later than June   , 2008, [which is 120 calendar days prior to the anniversary of this year’s proxy statement mailing date], and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy related to that meeting.

The attached proxy card grants the proxy holders discretionary authority to vote on any matter properly raised at the 2007 Annual Meeting of Stockholders.  If you wish to present a proposal at HOTJ’s 2008 Annual Meeting of Stockholders and the proposal is not intended to be included in HOTJ’s proxy statement relating to that meeting, you must give HOTJ notice of such proposal by August 24, 2008, which is 45 calendar days prior to the anniversary of the mailing date of this Proxy Statement.  If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2008 Annual Meeting of Stockholders.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the 2007 Annual Meeting of Stockholders.  Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the 2007 Annual Meeting of Stockholders.  However, if other matters are properly presented at the 2007 Annual Meeting of Stockholders and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

PROPOSAL ONE

AMENDING THE ARTICLES OF INCORPORATION TO ALLOW AN INCREASE TO THE AUTHORIZED NUMBER OF DIRECTORS FROM FIVE (5) TO A FLOATING NUMBER  OF NO LESS THAN FIVE (5) AND OF NO MORE THAN NINE (9), AS DETERMINED BY THE BOARD

The Board of Directors has unanimously approved this proposal and recommends that stockholders vote “FOR” the approval of the Amendment to the Articles of Incorporation to Increase the Authorized Number of Directors.

PROPOSAL TWO

ELECTION OF DIRECTORS

Nominees

A Board of six (6) directors is to be elected at the 2007 Annual Meeting of Stockholders.  The nominees for election at the 2007 Annual Meeting of Stockholders are: Jack Abramov, Peter Mainstain, Frank M. Devine, Dr. Larry Chimerine, John Moretz and Robert Rankin (the “Nominees”). Mr. Robert Rankin is a nominee for election to the Board if Proposal One is approved. The Board of Directors selected and approved the Nominees for election to the Board of Directors.  If elected, the Nominees will serve as directors until the 2008 Annual Meeting of Stockholders, and until their successors are elected and qualified or until their earlier resignation or removal.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for election of the Nominees.  All of the Nominees currently serve as our directors.  In the event the Nominees are unable or decline to serve as a director at the time of the 2007 Annual Meeting of Stockholders, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy.  We are not aware that any of the Nominees will be unable or will decline to serve as a director.  In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of the Nominees.

Vote Required

If a quorum is present and voting, the six (6) Nominees receiving the highest number of affirmative votes, in person or by proxy, will be elected to the Board of Directors.  Abstentions will be counted as present for the purposes of determining the presence or absence of a quorum.  Abstentions and broker non-votes will not be counted in the tabulation of the voting results with respect to the election of directors.  If you hold your HOTJ shares through a broker, bank or other nominee and you do not instruct them how to vote on this proposal, your broker may have the authority to vote your shares.

Information Concerning the Nominees

The following table sets forth the name and age of the Nominees, the positions of each with HOTJ and the period during which each has served as our director.  Information as to the stock ownership of each of our directors and all of our current executive officers as a group is set forth below under “Principal Stockholders.”

Name	Age	Position(s) with House of Taylor Jewelry, Inc	Director Since
Jack Abramov	41	Chairman of the Board, President and Chief Executive	2005
Peter Mainstain	59	Member of the Board of Directors, Chairman of the Audit Committee and member of the Compensation Committee	2005
Frank M. Devine	64	Member of the Board of Directors and member of the Audit Committee and Compensation Committee	2005
Dr. Larry Chimerine	67	Member of the Board of Directors, Chairman of the Compensation Committee and member of the Audit Committee	2005
John Moretz	57	Member of the Board of Directors	2007
Robert Rankin	55	Chief Financial Officer and Chief Operating Officer	---

Jack Abramov was appointed President, Chief Executive Officer and Chairman of the Board of Directors in May 2005. Jack Abramov brings 17 years of experience in the fine jewelry business including manufacturing and diamond sourcing. Mr. Jack Abramov has served as Vice President of our wholly-owned subsidiary, Techline Jewelry Inc, since that company was founded in November 2001. Techline was founded by members of the Abramov family, including Raphael and Rachel Abramov, Jack Abramov and his brother, Monty Abramov, and was acquired by House of Taylor Jewelry, Inc. in May 2005. Jack Abramov began his career in 1988 after receiving a Bachelor of Science Degree in Marketing and Finance from California State University. He joined the family business, RJM Jewelry Manufacturers and Importers, and was mentored by his late father, Raphael, who founded that company.

Peter Mainstain is a co-founder of Tanner Mainstain Blatt & Glynn, An Accountancy Corporation, where he has practiced since 1975. Mr. Mainstain is a certified public accountant licensed to practice in the State of California since 1973. He is a member of the Board of Directors of Cal West Bancorp, a publicly held community bank and a member of its audit committee. He is also a member of the Board of Directors of The Arthritis Foundation of Southern California and has served as a member of the Board of Governors of the City of Hope.  Mr. Mainstain joined us as a director in September 2005 and is the Chairman of our Audit Committee.

Frank M. Devine has for more than the last ten years been an independent business consultant to various clients that included Salton, Inc., Lithium House, and South East Asia Corporation on matters principally related to marketing and sales. Mr. Devine joined us as a director in September 2005.

Dr. Larry Chimerine has for the past 15 years been president of Radnor International Consulting Inc., based in Radnor, Pennsylvania and partner and member of the Investment Committee of Miller Investment Management, based in West Conshocken, Pennsylvania. For more than the past 25 years Dr. Chimerine has been an economic consultant advising financial institutions and government agencies on the state of the United States and world economics, on specific industries and business sectors, and on the impact of economic conditions on decision making, budgeting, and strategic planning. He has served on the House of Representatives Task Force on International Competitiveness, the Census Advisory Committee and the Economic Policy Board of the Department of Commerce. He is the author or editor of several books as well as articles that have appeared in the New York Times, Washington Post, and American Economic Review. Dr. Chimerine joined us as a director in September 2005 and is Chairman of our Compensation Committee.

  Mr. John Moretz is the Chairman and Chief Executive Officer of GoldToeMoretz, LLC, a global leader in the hosiery industry which has the leading market position in both the department store and specialty sporting goods channels in addition to significant presence in the rapidly growing mass-market channel.  GoldToeMoretz possesses a diverse and prestigious portfolio of highly recognized brands such as, the iconic Gold Toe®, PowerSox®, Kathy Ireland®, New Balance®, and Under Armor®.   Mr. Moretz is also Chairman of the Board of Directors of Gold Toe Moretz Holdings Corp., which owns GoldToeMoretz, as well as the Gold Toe retail outlet store chain, and various overseas joint ventures.  Prior to merging into GoldToeMoretz, Mr. Moretz was Chairman and CEO of Moretz, Inc., a company founded by his father C. Hugh Moretz in 1946.  John Moretz also founded Moretz Marketing, Inc. in 1993, which manages lifestyle brands.  Current branding partnerships include Kathy Ireland, John Elway and Ronnie Lott.

Robert Rankin has been our Chief Financial Officer since April 2007 and was also named Chief Operating Officer in October 2007. From 2004 to April 2007, Mr. Rankin was the Chief Financial Officer of Small World Kids, Inc. a public company engaged in the wholesale distribution of toys.   From 2001 to 2004 he was a consultant and interim Chief Financial Officer with several companies including Agile Materials & Technologies, Inc., a privately held semiconductor company. He received a Bachelors of Science degree in mechanical engineering in 1974 and a Masters Degree in industrial administration in 1976, both from Carnegie-Mellon University.

Vote Required and Board of Directors’ Recommendation

The Nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the 2007 Annual Meeting of Stockholders will be elected as directors.  The Board of Directors has unanimously approved Jack Abramov, Peter Mainstain, Frank M. Devine, Dr. Larry Chimerine, John Moretz and Robert Rankin as its Nominees and recommends that stockholders vote “FOR” the election of the Nominees.

Board of Directors and Committee Meetings

Our Board of Directors held one (1) meeting and took action by unanimous consent twice during fiscal 2006.  In fiscal 2006 the Board of Directors had Audit and Compensation Committees.  All of our directors attended at least 90% of the meetings of the Board of Directors and any applicable committee held while they were members of our Board of Directors or the applicable committee.

Committee	Members	Committee Functions	Meetings Held in Fiscal 2006
Audit	Peter Mainstain Frank M. Devine Dr. Larry Chimerine

•

Reviews HOTJ’s financial reporting processes and internal accounting and financial controls

•

Reviews with management and the independent accountants HOTJ’s audited financial statements, the independent audit plan and any modifications thereto and the reports of HOTJ’s independent public accountants

•

Reviews and discusses with the independent accountants their independence from HOTJ

•

Reviews the independent accountants’ performance

•

Approves all professional services performed by our independent public accountants

•

Recommends the selection of independent public accountants to our Board of Directors

			4
Compensation	Dr. Larry Chimerine Frank M. Devine Peter Mainstain	• Reviews and approves compensation for our officers and our Chief Executive Officer • Reviews and makes recommendations to the Board regarding general compensation goals and guidelines for HOTJ’s employees and the criteria on which bonuses to employees are determined • Reviews and makes recommendations to the Board regarding the compensation policy for directors of and consultants to HOTJ	3

Director Compensation

We do not pay directors who are also officers of HOTJ additional compensation for their service as directors.  In 2005 and 2006, compensation for directors who were not our employees or employees of any of our subsidiaries, also called “non-employee directors,” generally included the following:

•

$1,000 for meetings attended in person and $500 for telephonic meetings in which they participate,

•

certain expenses of attending Board of Directors meetings, and

•

an option to purchase 100,000 shares of our Common Stock.

As of October 17, 2007, the non-employee directors were Messrs. Mainstain, Devine and Moretz and Dr. Chimerine.

As noted, HOTJ is soliciting the approval of its stockholders for the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan.  See Proposal Three - 2007 Stock Compensation Plan.  We expect to issue restricted stock and/or options as compensation to our non-employee directors upon shareholder approval of the plan.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees.  Our Compensation Committee consists of Messrs. Mainstain and Devine and Dr. Chimerine.  Mr. Jack Abramov, our Chief Executive Officer, participated in some discussions and decisions regarding salaries and incentive compensation for all employees and consultants.  Mr. Abramov is excluded, however, from discussions regarding his own salary and incentive compensation as well as the salary and incentive compensation of his brother, Monty Abramov.  During fiscal 2006, no member of HOTJ’s Compensation Committee was also an employee of HOTJ.  During fiscal 2006, no executive officer of HOTJ served on the board or compensation committee of another company that had an executive officer serve on the HOTJ Board of Directors or Compensation Committee.

Executive Officers

The following table sets forth information about our executive officers as of October 17, 2007.

Name	Age	Position
Jack Abramov	41	Chairman of the Board, President and Chief Executive
Monty Abramov	36	Executive Vice President, Chief Design Officer and Secretary
Robert Rankin	55	Chief Financial Officer

Jack Abramov was appointed President, Chief Executive Officer and Chairman of the Board of Directors in May 2005. Jack Abramov brings 17 years of experience in the fine jewelry business including manufacturing and diamond sourcing. Mr. Jack Abramov has served as Vice President of our wholly-owned subsidiary, Techline Jewelry Inc, since that company was founded in November 2001. Techline was founded by members of the Abramov family, including Raphael and Rachel Abramov, Jack Abramov and his brother, Monty Abramov, and was acquired by House of Taylor Jewelry, Inc. in May 2005. Jack Abramov began his career in 1988 after receiving a Bachelor of Science Degree in Marketing and Finance from California State University. He joined the family business, RJM Jewelry Manufacturers and Importers, and was mentored by his late father, Raphael who founded that company.

Monty Abramov has been our Executive Vice President, Chief Design Officer, and Secretary since May 2005 and brings more than 12 years of creative design direction experience to our operations. Mr. Monty Abramov began working with his brother Jack and late father Raphael in 1993.  He was a co-founder of Techline Jewelry Inc. and was instrumental in implementing and launching Techline’s Mirabelle designs including the “Original Diamond Handbag Collection,” “Players Club” and “Flower Power”. Before joining the family business in 1993, Mr. Monty Abramov received a Bachelor of Science degree in Finance and Real Estate from California State University.

Robert Rankin has been our Chief Financial Officer since April 2007 and Chief Operating Officer from October 2007. From 2004 to April 2007, Mr. Rankin was the Chief Financial Officer of Small World Kids, Inc. a public company engaged in the wholesale distribution of toys.   From 2001 to 2004 he was a consultant and interim Chief Financial Officer with several companies including Agile Materials & Technologies, Inc., a privately held semiconductor company. He received a Bachelors of Science degree in mechanical engineering in 1974 and a Masters Degree in industrial administration in 1976, both from Carnegie-Mellon University.

Jack Abramov and Monty Abramov are brothers.  There are no other family relationships between any of our directors or our named executive officers.

PROPOSAL THREE

APPROVAL OF HOUSE OF TAYLOR JEWELRY, INC. 2007 STOCK COMPENSATION PLAN

The purpose of the 2007 Stock Compensation Plan (the “Plan”) is to advance the interests of House of Taylor Jewelry, Inc., by enhancing its ability to attract, retain and provide incentives to directors, officers, employees and independent contractors who are crucial to the future growth and success of HOTJ and its subsidiaries and Affiliates

  The Plan shall be administered by the Board or by a Committee to which some or all of the administration of the Plan is delegated by the Board. In the event the Board appoints a Committee, references in the Plan to the Board shall, as appropriate, be read as references to the Committee.  If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code.

The Plan provides for the grant of stock options, stock appreciation rights, performance shares or restricted stock (“Awards”) to key employees and independent contractors, including consultants, advisors and directors of the Company. The maximum number of shares of Common Stock as to which Awards may be granted under the Plan is 9,000,000, subject to certain adjustments to prevent dilution. Options granted under the Plan to key employees may be either incentive stock options (“ISO’s”) under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options (“NSO’s”). The Company will not receive any consideration from such employees in connection with such grants.

The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation.  The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.  The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares above.

The Board shall have authority to make Awards, to set administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan.  In determining the persons to whom Awards shall be made, the number of shares to be covered by each Award and the terms thereof (including the restriction, if any, which shall apply to the Common Stock subject to an Award), the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant in connection with accomplishing the purposes of the Plan.

 The term of each Award granted shall be determined by the Board and shall be no longer than ten years from the date of grant., subject to limitations that (i) all such options will expire no later than ten years from the date of grant and (ii) the exercise price of such options may not be less than 100% of the fair market value per share of the Common Stock on the date of grant.  The Board shall determine and specify in the Award documentation the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

 The Plan provides that upon a change of control of the Company outstanding stock options would become immediately vested and exercisable.

The following discussion of the federal income tax consequences of the Plan is intended to be a summary of applicable federal law as currently in effect. State and local tax consequences may differ, and tax laws may be amended or interpreted differently during the term of the 2007 Plan or of Awards thereunder. Because the federal income tax rules governing Awards and related payments are complex and subject to frequent change, and they depend on the Participant’s individual circumstances, participants are advised to consult their tax advisors prior to exercise of options or other Awards or dispositions of stock acquired pursuant to Awards.

The Stock Options

ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to satisfy the requirements of Section 422 of the Code. NQSOs need not satisfy such requirements.

ISOs

No taxable income will result to a Participant upon the grant of an ISO. Upon the exercise of an ISO, any excess of the fair market value of the stock over the option price is a tax preference item that may result in the imposition of the alternative minimum tax in the year of exercise. However, if any of such shares are disposed of by the Participant in a disqualifying disposition (see below) in the same taxable year as the exercise, there will be no item of tax preference as to such disposed shares, although the Participant will recognize ordinary income as discussed below. In cases where the exercise of the option does produce an item of tax preference, the basis of the stock for purposes of the alternative minimum tax will include the amount of such tax preference item.

On the subsequent sale of stock acquired by the exercise of an ISO, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the Participant’s tax basis in the stock sold. The tax basis of stock acquired solely for cash will be equal to the amount of cash paid. If an ISO is exercised using previously acquired stock (or stock and cash) in payment, the Participant’s tax basis for the number of stock received equal to the number used in payment shall be the same as the Participant’s basis in the stock used as payment. The Participant’s aggregate tax basis in any additional stock received will be equal to the amount of cash paid (if any).

If a disposition of stock does not take place until more than two years after grant and more than one year after exercise of the option, any gain or loss realized will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to a deduction for income tax purposes in connection with the exercise of the option. If a disposition occurs within two years after grant or one year after exercise of the option, the difference between the fair market value of the stock on the date of exercise and the tax basis in the stock is taxable as compensation income to the Participant and is deductible by the Company for federal income tax purposes. Any additional amount realized on the disposition will be taxed as either long-term or short-term capital gain.

If the option price of an ISO is paid by using stock that was acquired upon the exercise of an ISO (“Payment Shares”) and the Payment Shares have not been held for more than one year from exercise and two years from grant, the transfer of such Payment Shares to exercise an ISO will be treated as a “disposition” of such Payment Shares. Upon such disposition, the excess of the fair market value of the Payment Shares on the date they had originally been acquired (or, if less, the fair market value of the Payment Shares on the date of disposition) over the Participant’s tax basis in such Payment Shares is taxable as compensation income to the Participant and is deductible by the Company.

NQSO

In general, no taxable income will be recognized by the Participant, and no deduction will be allowed to the Company, upon the grant of a NQSO. Upon exercise of an unrestricted NQSO, a Participant will recognize ordinary income (and the Company will be entitled to a corresponding tax deduction) in an amount equal to the amount by which the fair market value of the shares on the exercise date exceeds the option exercise price. Any gain or loss realized by a Participant on disposition of such shares generally is a capital gain or loss and does not result in any tax deduction to the Company.

Restricted Stock

A grant of restricted stock does not result in income to the Participant or a corresponding tax deduction for the Company until the shares are no longer subject to restrictions, or forfeiture, unless the Participant, elects under Section 83(b) of the Code to have the amount of income to the Participant (and deduction to the Company) determined at the date of the grant. At the time of lapse of restrictions (or a Section 83(b) election), the Participant generally will recognize ordinary income equal to the fair market value of the shares less any amount paid for them, and the Company will be entitled to a tax deduction in the same amount (subject to certain restrictions set forth below under Section 162(m) of the Code. Any dividends paid on restricted stock will be treated as compensation for federal income tax purposes, unless the Participant has made a Section 83(b) election. After the restrictions have lapsed (or a Section 83(b) election has been made), the Participant may treat appreciation subsequent to such time as capital gain (depending on the holding period for the shares). Participants receiving Restricted Stock should consult their tax advisors regarding the ability and advisability of making the Section 83(b) election, including the limitations on claiming a loss if the shares decline in value or are forfeited after receipt.

Withholding and Other Issues for Employees

The Company generally will be entitled to withhold any required taxes in connection with the exercise or payment of an Award, and may require the participant to pay such taxes as a condition to exercise of an Award. Special rules will apply in cases where a recipient of an Award pays the exercise or purchase price of the Award or applicable withholding tax obligations under the 2007 Plan by delivering previously owned shares or by reducing the number of shares otherwise issuable pursuant to the Award. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to such shares or a carryover basis in the shares acquired, and may constitute a disposition for purposes of applying the ISO holding periods as discussed above.

The Committee, pursuant to the terms of the agreements or other documents pursuant to which specific Awards are made under the 2007 Plan, may agree to reimburse participants for some or all of the federal, state and local income taxes associated with the grant or exercise of an Award or the receipt of the cash or Shares from an Award, or the 20% excise tax on any “excess parachute payments” under Code Sections 280G and Code Section 4999, and may agree to reimburse the additional federal, state and local income tax from the reimbursement payments made.

Tax Effect to Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2007 Plan in an amount equal to the compensation income (ordinary income) realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a NQSO). Special rules limit the deductibility of compensation paid to certain Covered Employees of the Company (as defined by Code Section 162(m)(3)). Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these Covered Employees will be deductible only to the extent that it does not exceed $1,000,000 or if the compensation is paid solely on account of attaining one or more pre-established, objective performance goals. The 2007 Plan has been constructed such that some Awards in the Committee’s discretion may qualify as “performance-based compensation” under Section 162(m) of the Code and thus would be deductible even if the total compensation paid to the Covered Employee is in excess of $1,000,000. However, whether an Award will qualify under Section 162(m) as “performance-based compensation” will depend on the terms, conditions and type of the Award issued the Covered Employee. For example, grants of Options or Restricted Stock often vest only according to the optionee’s or Grantee’s length of employment rather than pre-established performance goals. Therefore, the compensation derived from the Awards made to Covered Employees may not be deductible by the Company to the extent the Covered Employee’s total compensation exceeds $1 million.

 The Plan became effective upon adoption by the Board on September 7, 2007.  However, no Award shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained within twelve months after adoption by the Board.  If such shareholder approval is not obtained within such time, Awards granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period.  Awards may be granted or exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. No Award may be made under the Plan after the tenth anniversary of the Plan’s effective date, but Awards granted before such date may extend beyond that date.

The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.  Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

The foregoing description is qualified in its entirety by reference to the full text of the House of Taylor Jewelry, Inc. Stock Compensation Plan filed herewith as Exhibit B.

The affirmative vote of the holders of a majority of the shares of our Common Stock present or represented and voting at the 2007 Annual Meeting of Stockholders will be required to approve this proposal.  The Board of Directors has unanimously approved this proposal and recommends that stockholders vote “FOR” the approval of the 2007 Stock Compensation Plan.

PRINCIPAL STOCKHOLDERS

The following table provides information relating to the beneficial ownership of our Common Stock as of October 17, 2007 by:

•

each stockholder known by us to own beneficially more than 5% of our Common Stock;

•

each of our executive officers named in the summary compensation table on page 16 of this Proxy Statement;

•

each of our directors; and

•

all of our directors and executive officers as a group.

Beneficial ownership is determined based on the rules of the Securities and Exchange Commission.  The column captioned “Total Shares and Shares Underlying Exercisable Options and Warrants and Convertible Notes Beneficially Owned” includes the number of shares of our Common Stock subject to warrants and options and convertible notes that are currently exercisable, convertible or will become exercisable on or before December 16, 2007, sixty (60) days from October 17, 2007.  The number of shares subject to warrants and options that each beneficial owner has the right to acquire on or before December 16, 2007 is listed separately under the column “Number of Shares Underlying Options and Warrants Exercisable on or before December 16, 2007.”  The number of shares each beneficial owner has the right to acquire upon conversion of their convertible notes is listed in the column “Number of Shares Underlying Convertible Notes”.  These shares are not deemed exercisable or converted for purposes of computing the beneficial ownership of any other person.  Percent of beneficial ownership is based upon 46,458,535 shares of our Common Stock outstanding as of the Record Date.  The address for those individuals for which an address is not otherwise provided is c/o House of Taylor Jewelry, Inc., 9200 Sunset Boulevard, Suite 425, West Hollywood, California 90069.  Unless otherwise indicated, we believe the stockholders listed below have sole voting or investment power with respect to all shares, subject to applicable community property laws.

Name and Address(1)	Number of Outstanding Shares Beneficially Owned	Number of Shares Underlying Options and Warrants Exercisable on or before December 16, 2007	Total Shares and Shares Underlying Exercisable Options and Warrants and Convertible Notes Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Principal Stockholders
Interplanet Productions, Limited (1) c/o Reback Lee & Company, Inc. 12400 Wilshire Blvd., Suite 1275 Los Angeles, California 90024	15,202,632	1,702,305	16,904,937	35.1%
Sandbox Jewelry, LLC (2) 10900 Wilshire Boulevard, 15th Floor Los Angeles, California 90024	7,050,000	123,358	7,173,358	15.4%

Austin W. Marxe and David M. Greenhouse (3) 527 Madison Ave, 26th Floor, New York, NY 1002	1,473,952	2,100,585	3,574,537	7.4%

Rachel Abramov, Trustee Rachel & Raphael Abramov Family Trust	2,093,684	154,931	2,248,615	4.8%

Named Executive Officers and Nominees
Jack Abramov	3,728,571	142,106	3,870,677	8.3%
Monty Abramov	3,728,571	142,106	3,870,677	8.3%
Robert Rankin (4)	---	66,667	66,667	*
Peter Mainstain	---	75,000	75,000	*
Frank M. Devine	9,500	75,000	84,500	*
Dr. Larry Chimerine	50,000	75,000	125,000	*

All current executive officers and directors as a group (6 persons)	7,516,642	575,878	8,092,520	17.2%

*

Less than 1%

(1)

Beneficially owned by Dame Elizabeth Taylor.

(2)

Beneficially owned by Kathy Ireland, Worldwide; Kathy Ireland is the chief executive and controlling shareholder of Kathy Ireland Worldwide.

(3)  Consists of 1,473,952 shares of Common Stock and 2,100,585 warrants to acquire an aggregate of 3,574,537 shares of Common Stock within 60 days of October 17, 2007 held by Special Situations Private Equity Fund, L.P. (the “Fund”).  MG Advisers, L.L.C. (“MG”) is the general partner of and investment adviser to the Fund.  Austin W. Marxe and David M. Greenhouse are the principal owners of MG. Through their control of MG, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of the Fund.

(4)  Includes currently exercisable options to purchase 66,667 shares of common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with regard to compensation for services rendered in all capacities to the Company by the named executive officers.  The information set forth in the table reflects compensation earned by such individuals for services during the covered periods.  In accordance with the new rules of the Securities and Exchange Commission related to Executive Compensation disclosure, this table includes newly required information only for the Company’s fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
		($)	($)	($)	($)	(#)	($)	($) (1)	($)
Jack Abramov, President, Chief Executive Officer, Director	2006 2005 2004	$240,000 $230,000 $140,000	— — —	— — —	— — —	— — —	— — —	$34,482 $24,735 $26,600	$274,482 $254,735 $166,600
Monty Abramov Senior Vice President, Director	2006 2005 2004	$240,000 $230,000 $109,000	— — —	— — —	— — —	— — —	— — —	$32,294 $20,613 $17,700	$272,294 $250,613 $126,700
Robert Rankin (2) Chief Financial Officer and Chief Operating Officer	2006 2005 2004	— — —	— — —	— — —	— — —	— — —	— — —	— — —	— — —

(1) consists of car allowance and medical insurance (2) Mr. Rankin joined the company in April 2007

Option Grants in Fiscal 2006

None of the Named Executive Officers was granted any stock options by HOTJ during fiscal 2006.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

No options were exercised by any of the Named Executive Officers during fiscal 2006.

Employment Contracts and Termination of Employment and Change in Control Arrangements

(i)

Employment Agreements

In May 2005, Jack Abramov and Monty Abramov entered into separate employment agreements pursuant to which they agreed to serve as the President and Chief Executive Officer of House of Taylor Jewelry, Inc. and as Vice President of House of Taylor Jewelry, Inc., respectively. The initial term of each of the employment agreements is seven years and the annual base salary of each executive is $240,000, subject to discretionary increases by our Board of Directors. Each of the employment agreements also provides for a monthly automobile allowance in the amount of $1,500 and reimbursement for out-of-pocket expenses. The Employment Agreements with Messrs. Abramov do not provide them with any right to receive additional compensation upon a change of control of HOTJ.  If HOTJ terminates either executive without cause, he will receive payment in equal monthly installments, for a period equal to one-half of the remainder of his term, equal to one-half of the remainder of their term times the executives annual base salary.

In April 2007 Robert Rankin entered into an employment agreement pursuant to which he agreed to serve as Chief Financial Officer of House of Taylor Jewelry, Inc.  The agreement is an “at will” employment agreement under which either the Company or Mr. Rankin may terminate or which the Company and Mr. Rankin acting jointly may terminate in accordance with the terms.  The agreement calls for a base salary of $225,000, a monthly automobile allowance of $1,000 and reimbursement for out-of-pocket expenses.  If HOTJ terminates Mr. Rankin without cause, for a period of six months Mr. Rankin will receive monthly payments equal to his monthly base salary and continuation of his medical and dental plans.   In addition, Mr. Rankin was granted 200,000 options at an exercise price of $0.95 per share, which was equal to the closing price of HOTJ stock on the date of grant.  Of the options granted, one-third vested upon the date of grant, one-third will vest on the first anniversary of the grant and the remaining will vest on the second anniversary of the grant, as long as Mr. Rankin remains an employee.

(ii)

Termination of Employment and Change in Control Arrangements

Upon a change in control, all options granted under the 2007 Stock Compensation plan will vest.

Certain Relationships and Related Transactions

Transactions with HOTJ principal shareholders and affiliates.

In connection with completing the organization and issuing shares of common stock of House of Taylor Jewelry, Inc., a California corporation (the “HOTJ Organization”), HOTJ entered into licensing agreements with Interplanet and with Sandbox, entities owned or controlled by Dame Elizabeth Taylor and by Kathy Ireland, respectively. Pursuant to these license agreements with Interplanet and with Sandbox, HOTJ is allowed exclusive use of Elizabeth Taylor and Kathy Ireland names, brands and designs approved by them, subject to a royalty and other provisions.

Our license with Interplanet grants us an exclusive license to distribute specified items of jewelry that include diamond, color, precious, semi-precious and pearl “Fashion Jewelry” consisting of earrings, rings, bracelets, necklaces, brooches, bangles and charms. Licensed Products from Interplanet also include the entire costume jewelry category of non-precious metals and stone simulants, under the Elizabeth Taylor and House of Taylor marks and related marks as part of the House of Taylor jewelry collection.  The territory of the license is worldwide. We may not advertise market, promote, and display materials, nor may we use other artwork without prior written approval by Interplanet. Interplanet owns all right, title and interest in and to all jewelry designs that will be part of the House of Taylor Jewelry collections and has sole and exclusive ownership of all right, title, and interest in and to all licensed marks and any registrations that have been issued or may be issued thereon. The initial license term ends on December 31, 2011 and is renewable for two additional seven-year terms under certain conditions. Interplanet has the right to terminate the license immediately, or on at least 30 days notice, if

•

Jack Abramov and Monty Abramov are no longer associated with our business,

•

the license with Sandbox terminates,

•

we effect a merger or sale HOTJ,

•

HOTJ fails to pay minimum annual royalties that over the course of the license increase in range from $580,000 to almost $3,000,000, or

•

other conditions that are enumerated in the agreement occur.

If the Interplanet license is terminated HOTJ will be obligated to change its name to delete the reference to “House of Taylor” and cease producing jewelry under our brand names and designs. As an additional inducement to Interplanet to enter into the license agreement with us, we agreed to grant Interplanet a continuing second priority lien, subject only to a first priority lien in favor of our senior secured lender. In consideration of the license, we have agreed to pay Interplanet a royalty of up to 10% of net sales, depending on the type of jewelry sold.

HOTJ’s license with Sandbox grants us an exclusive license to distribute jewelry, including gold, silver, diamond, pearl and semi-precious jewelry, under the Kathy Ireland mark and related marks as part of the House of Taylor jewelry collection.   HOTJ is not licensed to sell costume jewelry and time pieces. The territory of the license is the United States, Puerto Rico, the U.S. Virgin Islands and Canada. The license has a seven-year term and is renewable for two additional seven-year terms under certain conditions.  Under the license we are obligated to develop a sales growth plan that over the term will grow sales revenues from $4,000,000 to $18,000,000. If HOTJ fails to meet these financial goals, Sandbox may terminate its license with us. Moreover, HOTJ is obligated to pay Sandbox royalties based on at least 85% of the minimum projected revenues and if HOTJ fails to do so Sandbox may terminate our license. Sandbox may also terminate HOTJ’s license for any other material breach of the license agreement. In consideration of the license, we have agreed to pay Sandbox a royalty of up to 5% of net sales, depending on the type of jewelry sold.

In November 2006, the Company signed amendments to the license agreements with both Interplanet and Sandbox.  The amendment to the license with Interplanet is effective August 1, 2006 and continues through August 31, 2008.  Its terms include a reduction of royalties to .5%  (1) from 3% or 10% on solitaire jewelry, loose gems and loose diamonds and (2) from 3% or 10% on certain items of jewelry from a specific manufacturer sold to wholesaler and private clients.  It calls for a payment of $250,000 which was paid on September 29, 2006 and monthly payments of $39,583 due on the 15th day of the month beginning in October 2006 and continuing until September 2008.  These amounts are unrecoupable prepaid royalties for all products sold by HOTJ during this period.  The amendment to the license with Sandbox is effective August 1, 2006 and continues through August 31, 2008.  Its terms include a reduction of royalties from 5% to .5% on sales of solitaire jewelry, loose gems and loose diamonds.  It calls for a payment of $125,000 which was paid in September and monthly payments of $15,625 due on the 15th day of the month beginning in October 2006 and continuing until September 2008.  These amounts are unrecoupable prepaid royalties for all products sold by HOTJ during this period.

In connection with the HOTJ Organization, we also acquired from members of the Abramov family all of the issued and outstanding shares of Techline, then a California corporation that had elected for federal tax purposes to be treated under Subchapter S of the Internal Revenue Code. Immediately prior to that transaction, we issued a promissory note in the amount of $1,200,000 and a security agreement to members of the Abramov family. This note bears annual interest at the rate of 8%, and requires us to commence making 12 quarterly payments of principal and interest to the Abramovs commencing October 1, 2005.

Effective May 20, 2005 we also acquired an additional license from Interplanet for the use of certain images of Dame Elizabeth Taylor’s jewelry taken by John Bigelow Taylor. We are allowed to use these photographs in certain pre-approved advertising and promotions. We agreed to pay $250,000 for rights granted under this license. Of this amount, we paid $125,000 on May 20, 2005 and agreed to pay the balance at the rate of $25,000 per month for five consecutive months that commenced August 15, 2005. The initial term of this license will run concurrently with the term of the principal license with Interplanet.

On May 20, 2005, Interplanet, Sandbox, Jack Abramov and Monty Abramov acquired 12,000,000, 6,000,000, 4,040,000 and 4,040,000 shares, respectively, of our common stock.  In addition, on June 7, 2005, we issued 2,000,000 additional shares of common stock to Interplanet and 1,000,000 additional shares of common stock to Sandbox. Each of Interplanet, Sandbox, Jack Abramov and Monty Abramov owns more than 5% of our outstanding common stock and collectively these shareholders (inclusive of the Rachel and Raphael Abramov Family Trust) own in the aggregate approximately 76% of our outstanding shares of common stock.

 2006 Private Placement

In May 2006, HOTJ entered into the 2006 Private Placement, pursuant to which HOTJ issued the Additional Securities and entered into the several Transaction Documents.  Certain affiliates of HOTJ (the “Affiliated Buyers”), consisting of members of the Abramov family as a group, Interplanet Productions, Ltd and Sandbox Jewelry LLC (owned by Kathy Ireland Worldwide) each agreed to invest $125,000, for an aggregate amount of $375,000, on the same terms as the other Buyers, except that, notwithstanding any provisions in the Transaction Documents, each of the Affiliated Buyers agreed not to convert or exercise any securities at a price which is lower than the closing bid price of HOTJ’s Common Stock on the date of the closing of the 2006 Private Placement until after the Stockholder Approval (as defined in the Transaction Documents) was obtained. That closing bid price per share was $3.67.

Additionally, certain principal shareholders of HOTJ, consisting of Interplanet Productions, Ltd., Sandbox Jewelry LLC, Jack Abramov, Monty Abramov, and Rachel Abramov, Trustee of the Rachel & Raphael Abramov Family Trust (collectively referred to as the “Principal Stockholders”), entered into a Voting Agreement with HOTJ  whereby they agreed that at any meeting of the stockholders of HOTJ, however called, and in any action by written consent of HOTJ’s stockholders, each of the Principal Stockholders shall vote their shares of the Common Stock: (a) in favor of the issuance of all of the Additional Securities and (b) against any proposal or any other corporate action or agreement that would reasonably be expected to hinder, impede, prevent or delay the issuance of all of the Additional Securities or obtaining the Stockholder Approval. The obligations of the Stockholders under the Voting Agreement terminate immediately following the occurrence of the Stockholder Approval.  The Principal Stockholders own approximately 76% of the total issued and outstanding HOTJ Common Stock.

2007 Private Placement

On October 12, 2007, Interplanet purchased 1,052,632 shares of Common Stock for $0.95 per share from HOTJ and 1,578,947 warrants, each warrant of which entitles Interplanet to purchase one share of Common Stock for $0.95 per share, exercisable at any time before October 11, 2014.

Concurrently with the purchase of the shares and warrants, HOTJ paid off outstanding senior convertible notes, held by Interplanet, of an aggregate principal amount of $125,000.  These senior convertible notes were convertible into 31,250 shares.

As of the date of this statement, Interplanet beneficially owned an aggregate of 16,904,937 shares of Common Stock, constituting 35.1% of HOTJ’s outstanding shares of Common Stock (based on 46,458,535 shares of Common Stock outstanding as of October 17, 2007 and HOTJ’s obligation to issue an additional 1,702,305 shares of Common Stock pursuant to Warrants held by Interplanet (for a total of 48,160,840 shares of Common Stock), as calculated pursuant to Rule 13d-3d(1)(i) of the Exchange Act.

On October 12, 2007, Jack Abramov purchased 68,421 shares of Common Stock for $0.95 per share from HOTJ and 102,632 warrants, each warrant of which entitles Jack Abramov to purchase one share of Common Stock for $0.95 per share, exercisable at any time before October 11, 2014.

Concurrently with the purchase of the shares and warrants, HOTJ paid off outstanding senior convertible notes, held by Jack Abramov, of an aggregate principal amount of $40,000. These senior convertible notes were convertible into 10,000 shares.

As of October 17, 2007, Jack Abramov beneficially owned an aggregate of 3,870,677 shares of Common Stock constituting 8.3% of HOTJ’s outstanding shares of Common Stock (based on 46,458,535 shares of Common Stock outstanding as of October 17, 2007 and HOTJ’s obligation to issue an additional 142,106 shares of Common Stock pursuant to Warrants held by Jack Abramov (for a total of 46,600,641 shares of Common Stock), as calculated pursuant to Rule 13d-3d(1)(i) of the Exchange Act.

On October 12, 2007, Monty Abramov purchased 68,421 shares of Common Stock for $0.95 per share from HOTJ and 102,632 warrants, each warrant of which entitles Monty Abramov to purchase one share of Common Stock for $0.95 per share, exercisable at any time before October 11, 2014.

Concurrently with the purchase of the shares and warrants, HOTJ paid off outstanding senior convertible notes, held by Monty Abramov, of an aggregate principal amount of $40,000. These senior convertible notes were convertible into 10,000 shares.

As of October 17, 2007, Monty Abramov beneficially owned an aggregate of 3,870,677 shares of Common Stock constituting 8.3% of HOTJ’s outstanding shares of Common Stock (based on 46,458,535 shares of Common Stock outstanding as of October 17, 2007 and HOTJ’s obligation to issue an additional 142,106 shares of Common Stock pursuant to Warrants held by Monty Abramov  (for a total of 46,600,641 shares of Common Stock), as calculated pursuant to Rule 13d-3d(1)(i) of the Exchange Act.

 Conflicts of Interest Policies

All future transactions between us and any of our officers and directors must be on terms no less favorable than could be obtained from independent third parties.  Our bylaws require that a majority of disinterested directors is required to approve any proposal in which any of our officers or directors has a principal or other interest.

Other than as described in this section and in the section below entitled “Sales of restricted securities,” there are no material relationships between us and any of our directors, executive officers or known holders of more than 5% of our common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is a director or executive officer of HOTJ, or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC, to file reports of initial ownership and changes in ownership with the SEC.  These persons are also required under SEC regulations to furnish us with copies of all Section 16(a) reports they file.  To our knowledge based solely on our review of the copies of the Section 16(a) reports furnished to us and written representations to us that no other reports were required, none of the directors and executive officers were late or deficient with respect to any of the filings under Section 16(a) during or relating to fiscal 2006.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON COMPENSATION

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this Report of the Compensation Committee of the Board of Directors on Compensation shall not be deemed “filed” with the Commission or “soliciting material” under the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that House of Taylor Jewelry, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

During fiscal 2006, our Compensation Committee consisted of Messrs. Mainstain and Devine and Dr. Chimerine.  Our Board of Directors has adopted a written Compensation Committee Charter.  During fiscal 2006, no member of the Compensation Committee was also one of our employees or of any of our subsidiaries.  The Compensation Committee has overall responsibility for our executive compensation policies and practices and makes recommendations to the Board of Directors.

The Compensation Committee has provided the following report on our compensation policies as they apply to our executive officers and our Chairman of the Board of Directors, the relationship of our performance to executive compensation and the Chief Executive Officer’s compensation.

General Compensation Philosophy

Our compensation policies are designed to address a number of objectives, including rewarding financial performance and motivating executive officers to achieve significant returns for stockholders.  To promote these policies, HOTJ is proposing the adoption of the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan, which will provide for the grant of stock options and stock awards that align management’s interests to those of stockholders.  In some instances, the Compensation Committee may approve compensation for an executive officer that is based more heavily or solely on a cash compensation basis.

When establishing salaries, bonus levels and stock-based awards for executive officers, the Compensation Committee considers the individual’s role, responsibilities and performance during the past year, and the amount of compensation paid to executive officers in similar positions of comparable companies, based on periodic reviews of competitive data obtained from independent consultants.  However, the Compensation Committee also makes discretionary and subjective determinations of appropriate compensation amounts to reflect, for example, our philosophy of compensating executives for the success they achieve in managing specific enterprises.

In the case of the compensation of executive officers other than the Chief Executive Officer, the Compensation Committee places considerable weight upon the recommendations of the Chief Executive Officer.

The Importance of Ownership—We are seeking the approval of the stockholders for the adoption of the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan. Our Board of Directors following deliberations over time adopted the 2007 Stock Compensation Plan subject to the approval of the stockholders at this meeting. The purpose of the plan is to provide participants with an inducement to maintain their status with us and to further advance the interests of House of Taylor Jewelry, Inc.  We expect to grant options and stock awards in consideration of matters such as past and potential future contributions.

Respectfully submitted by:

The Compensation Committee of the

Board of Directors of House of Taylor Jewelry, Inc.

Dr. Larry Chimerine, Chairman

Frank M. Devine

Peter Mainstain

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this Report by the Audit Committee of the Board of Directors shall not be deemed “filed” with the Commission or “Soliciting” Material” under the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that House of Taylor Jewelry, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

During fiscal 2006, our Audit Committee consisted of Messrs. Mainstain and Devine and Dr. Chimerine.  Our Board of Directors has adopted a written Audit Committee Charter.  All members of the Audit Committee as of October 10, 2007 were independent as defined in Rule 4200 (A)(15) of the NASDAQ listing standards.

The Audit Committee reviewed and discussed the plans for, and scope of, the audit before it was performed by Stonefield Josephson Inc., (“Stonefield”) our independent auditors.  The Audit Committee has reviewed and discussed with Stonefield and the management of House of Taylor Jewelry, Inc. the audited financial statements of House of Taylor Jewelry, Inc. contained in the Annual Report to stockholders for the 12-month period ended December 31, 2006.  In addition, the Audit Committee discussed with Stonefield the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, “Codification of Statements on Auditing Standards, Communication with Audit Committees.”

The Audit Committee has received and reviewed the written disclosures and the letter from Stonefield required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and has discussed with Stonefield their independence.  The Audit Committee has also considered whether the provision of non-audit services to House of Taylor Jewelry, Inc. by Stonefield is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the twelve-month period ended December 31, 2006, which was filed with the U.S. Securities and Exchange Commission on April 17, 2007.

On July 3, 2007, the Audit Committee of House of Taylor Jewelry, Inc., following direction given by the Board of Directors, dismissed Stonefield as the Company’s independent accountants. Since the engagement of Stonefield on August 1, 2005 and through July 3, 2007, the Company had no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stonefield, would have caused Stonefield to advise the Company of any of the events requiring reporting under Item 304(a)(1)(iv)(B) of Regulation S-B.

Effective July 3, 2007, the Audit Committee, in accord with direction given by the Board of Directors, engaged Singer Lewak Greenbaum & Goldstein LLP, an independent registered public accounting firm (“Singer”), as the Company’s independent auditors to review quarterly financial reports, starting with the Company’s second quarter ended on June 30, 2007, and to audit the Company’s financial statements for the fiscal year ending December 31, 2007.  During the Company's two most recent fiscal years and the subsequent interim period through the date of engagement of Singer, the Company did not consult Singer regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

Respectfully submitted by:

The Audit Committee of the Board of Directors of House of Taylor Jewelry, Inc.

Peter Mainstain, Chairman

Frank M. Devine

Dr. Larry Chimerine

 OTHER MATTERS

We know of no other matters to be submitted at the 2007 Annual Meeting of Stockholders.  If any other matters properly come before the 2007 Annual Meeting of Stockholders, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the 2007 Annual Meeting of Stockholders, regardless of the number of shares which you hold.  You are, therefore, urged to vote by telephone or via the Internet, or mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

THE BOARD OF DIRECTORS OF

HOUSE OF TAYLOR JEWELRY, INC.

Dated:  October  , 2007

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

HOUSE OF TAYLOR JEWELRY, INC.

2007 ANNUAL MEETING OF STOCKHOLDERS

By signing below, you, as a stockholder of House of Taylor Jewelry, Inc., hereby appoint Jack Abramov and Robert Rankin or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on your behalf and in your name, to represent you at HOTJ’s 2007 Annual Meeting of Stockholders to be held on November ,  2007, and at any adjournment(s) or postponement(s) thereof, and to vote all of your shares of Common Stock on all matters to be considered at the meeting which you would be entitled to vote if personally present.  The meeting will begin at 1:00 p.m. Pacific Daylight Time at 9200 Sunset Boulevard, 9th Floor, West Hollywood, California 90069.

THIS PROXY WILL BE VOTED IN THE MANNER YOU DIRECT OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED “FOR”: (1) THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF DIRECTORS; (2) THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL TWO ; (3) THE APPROVAL OF THE ISSUANCE OF THE ADDITIONAL SECURITIES AS SET FORTH IN PROPOSAL THREE; (4) THE APPROVAL OF THE HOUSE OF TAYLOR JEWELRY, INC. 2007 STOCK COMPENSATION PLAN; AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING (OR ANY ADJOURNMENTS THEREOF) OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

HOUSE OF TAYLOR JEWELRY, INC.

c/o  Robert Rankin

9200 Sunset Boulevard, Suite 425

West Hollywood, California 90069

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

Please mark votes as in this example.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 & 2 & 3

1.

APPROVAL OF AMENDMENT TO ARTICLES:

Proposal to amend the HOTJ Articles of Incorporation to allow the number of directors to be increased from five (5) to a floating number from five (5) to nine (9).

	FOR	AGAINST	ABSTAIN
2. ELECTION OF DIRECTORS. Nominees: (01) Jack Abramov (02) Peter Mainstain (03) Dr. Larry Chimerine (04) Frank M. Devine (05) John Moretz (06) Robert Rankin	FOR ALL NOMINEES (Except as indicated below)	WITHHOLD FROM ALL NOMINEES
3. APPROVAL OF HOUSE OF TAYLOR JEWELRY, INC. 2007 STOCK COMPENSATION PLAN: Proposal to approve the House of Taylor Jewelry, Inc. 2007 Stock Compensation Plan.	FOR	AGAINST	ABSTAIN

4.

In their discretion, the proxy holders are authorized to vote upon such other matter or matters that may properly come before the 2007 Annual Meeting of Stockholders or at any adjournment or adjournments thereof.

	FOR	AGAINST	ABSTAIN

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above).	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Signature:	Date:	Signature:

EXHIBIT A

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION OF

HOUSE OF TAYLOR JEWELRY, INC.

(Pursuant to Section 78.390 of the

General Corporation Law of Nevada)

The undersigned, Robert Rankin, being the Chief Operating Officer and Monty Abramov, being the Secretary of House of Taylor Jewelry, Inc., do herby certify that:

1.

Article FIFTH of the Articles of Incorporation has been amended by striking the last paragraph thereof and replacing therefor:

“The number of directors of the corporation may be increased or decreased in the manner provided in the By Laws of the corporation; provided that the number of directors shall not be more than nine (9) nor be less than five (5).”

2.

The foregoing Amendment to the Articles of Incorporation was first authorized by the unanimous written consent of the Board of Directors pursuant to Section 78.315(2) of the General Corporation Law of Nevada

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is:  ______%.

4.

Effective date of filing (optional) _______________________________

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment this ____ day of _________________, 2007 and do hereby certify under the penalties of perjury that facts stated in this Certificate of Amendment are true and correct and are of our own knowledge.

______________________________

Robert Rankin

______________________________

Monty Abramov

EXHIBIT B

HOUSE OF TAYLOR JEWELRY, INC.

2007 STOCK COMPENSATION PLAN

Purpose

The purpose of this 2007 Stock Compensation Plan (the “Plan”) is to advance the interests of House of Taylor Jewelry, Inc., a Nevada corporation (“HOTJ”), by enhancing its ability to attract, retain and provide incentives to directors, officers, employees and independent contractors who are crucial to the future growth and success of HOTJ and its subsidiaries and Affiliates (as hereinafter defined).

Definitions

“Affiliate” when used in conjunction with HOTJ, shall include, but not be limited to, an entity or other person that directly or indirectly controls, or is controlled by, or is under common control with HOTJ.

“Award” means any Option, Stock Appreciation Right, Performance Share or Restricted Stock awarded under the Plan.

“Board” means the board of directors of HOTJ.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of not less than two members of the Board appointed by the Board to administer the Plan.

“Common Stock” or “Stock” means the Common Stock of HOTJ.

“Company” means HOTJ and, except where the content requires otherwise, all present and future subsidiaries and Affiliates of HOTJ.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or incapacity.  In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate, in the event of the Participant’s death, and the Participant’s legal guardian, in the event of the Participant’s incapacity.

“Fair Market Value” means with respect to Common Stock on any given date (i) if the Common Stock is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices during regular trading hours on the principal exchange on which it is traded on the grant date, or, if the Common Stock shall not have been traded during regular trading hours on such principal exchange over such period, the mean of the high and low sales prices during regular trading hours on such principal exchange on the first day prior thereto on which the Common Stock was so traded; (ii) if Common Stock is not listed for trading on a national securities exchange but is traded on the over-the-counter market, the mean of the highest and lowest bid prices for the Common Stock during regular trading hours on the grant date, or, if there are no such bid prices for the Common Stock during such period, the mean of the highest and lowest bid prices during regular trading hours on the first day prior thereto on which such prices appear; and (iii) in all other events, such amount as may be determined by the Board in good faith by any fair and reasonable means.

“Incentive Stock Option” or “ISO” means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Code Section 422.

“Nonstatutory Stock Option” or “NSO” means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an ISO.

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option.

“Participant” means a person selected by the Board to receive an Award under the Plan.

“Performance Shares” mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

“Reporting Person” means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

“Restricted Period” means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

“Restricted Stock” means shares of Common Stock awarded to a Participant under Section 9.

“Stock Appreciation Right” or “SAR” means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

Administration

The Plan shall be administered by the Board or by a Committee to which some or all of the administration of the Plan is delegated by the Board.  In the event the Board appoints a Committee, references in the Plan to the Board shall, as appropriate, be read as references to the Committee. The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws.  If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code.  The foregoing notwithstanding, the Board and/or the Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

The Board shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan.  Without limiting the foregoing, the Board shall have authority to make Awards, to set administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan.  In determining the persons to whom Awards shall be made, the number of shares to be covered by each Award and the terms thereof (including the restriction, if any, which shall apply to the Common Stock subject to an Award), the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant in connection with accomplishing the purposes of the Plan.  The Board’s decisions shall be final and binding.  Except as otherwise required by law, no member of the Board shall be liable for any action or determination relating to the Plan made in good faith.

Eligibility

Awards may be made to employees and independent contractors of the Company.  For purposes hereof, independent contractors shall include consultants, advisors and directors of the Company.

Stock Available for Awards

Subject to adjustment under Section 10 below, Awards may be made under the Plan for up to Nine million (9,000,000) shares of Common Stock.  If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation.  The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.  The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a).

Stock Options

General.

Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor, the conditions and limitations applicable to the exercise of the Option and the restrictions, if any, applicable to the shares of Common Stock issuable thereunder.

The Board shall establish the exercise price at the time each Option is awarded.

Subject to Section 10(a), each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award.  The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

Options granted under the Plan shall provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or by delivery of shares of Common Stock of the Company owned by the optionee for at least six months (valued at Fair Market Value) and, to the extent permitted by the Board at or after the award of the Option, may provide for payment by (A) delivery of other property acceptable to the Board (valued at fair market value), (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

Incentive Stock Options.

Options granted under the Plan which are intended to be ISOs shall be subject to the following additional terms and conditions:

All ISOs granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Award.  All Options designated as ISOs shall be interpreted in a manner consistent with the requirements of Code Section 422.

While the Company shall take reasonable measures to assure that an Option intended to be an ISO shall be so treated for federal income tax purposes, it makes no assurances to anyone that any Option intended to be an ISO shall be taxed as an ISO.  Without limiting the foregoing, Options intended to be ISOs which are exercised after the period permitted by Code Section 422 shall not be taxed as ISOs.

ISOs may only be awarded to employees of HOTJ or a corporation which, with respect to HOTJ, is a “parent corporation” or “subsidiary corporation” within the meaning of Code Sections 424(e) and (f).  Furthermore, except as otherwise provided in Code Section 422, if a Participant is no longer employed by HOTJ or a parent corporation or subsidiary corporation of HOTJ, the Participant’s Option shall cease to be treated as an ISO.

Subject to clause (v), the Option exercise price per share of Common Stock covered by an ISO shall be no less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.

In the case of an individual who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of HOTJ or of a parent or subsidiary corporation of HOTJ (a “10% Holder”), (1) the Option exercise price of the Common Stock covered by any ISO granted to such person shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted and (2) the term of an ISO granted to such person may not exceed five years from the date of grant.

The aggregate Fair Market Value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed $100,000.

ISOs may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of Optionee only by Optionee.  No ISO shall be pledged or hypothecated in any way, nor shall any ISO be subject to execution, attachment or similar process.

Stock Appreciation Rights

The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award.  A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted.

SARs may be granted in tandem with, or independently of, Options granted under the Plan.  An SAR granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted.  An SAR granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

When SARs are granted in tandem with Options, the following provisions shall apply:

The SAR shall be exercisable only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

The SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option shall not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

The Option shall terminate and no longer be exercisable upon the exercise of the related SAR.

An SAR granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such Option.

An SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Board may specify.

The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

SARs may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of grantee only by the Participant.  Any transfer by the Participant of any SAR granted under the Plan shall void such SAR and the Company shall have no further obligation with respect to such SAR.  No SAR shall be pledged or hypothecated in any way, nor shall any SAR be subject to execution, attachment or similar process.

SARs granted pursuant to this Plan shall represent no more than unfunded unsecured contractual obligations of the Company and the Company shall have no obligation to set aside any assets to fund any SAR obligation.  Amounts payable for SARs under the Plan shall be paid from the general funds of the Company, and the Participant and any Designated Beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any SAR obligations hereunder.

Performance Shares

The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals.  The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan.  The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.

A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant.  Prior to receipt of shares pursuant to a Performance Share Award, the Performance Share Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Performance Share Award. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Agreement evidencing the Performance Share Award.

The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Performance Share Awards may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession.  Any transfer by the Participant of any Performance Share Award granted under the Plan shall void such Award and the Company shall have no further obligation with respect to such Award.  No Performance Share Award shall be pledged or hypothecated in any way, nor shall any Performance Share Award be subject to execution, attachment or similar process.

Restricted Stock

The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award.  Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board during the applicable Restricted Period.  Shares of Restricted Stock shall be evidenced in such manner as the Board may determine.  Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participants’ Designated Beneficiary.

The purchase price for each share of Restricted Stock shall be determined by the Board.  Such purchase price may be paid in cash or such other lawful consideration as is determined by the Board.

The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Notwithstanding the foregoing, the Board may award to Participants Restricted Stock for services rendered or to be rendered by such Participant pursuant to the terms of any agreement between the Company and such Participant, which award is not requested to contain any repurchase rights or forfeiture provisions.

General Provisions Applicable to Awards

Maximum Term.  No Award shall have a term exceeding ten years, measured from the date of the Award grant.

Documentation.  Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable.  Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which shall evidence agreement to the terms thereof and of this Plan.  The certificates representing the Stock issued pursuant to an Award granted under this Plan shall bear such legends as may be required by applicable law to give notice of restrictions on transfer of such shares.

(c)

Change in Control.  In the event that the Company or the division, subsidiary or other affiliated entity for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated, all unvested options immediately vest.

Board Discretion.  Each type of Award may be made alone, in addition to or in relation to any other type of Award.  The terms of each type of Award need not be identical and the Board need not treat Participants uniformly.  Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of the Award grant or at any time thereafter.

Termination of Status.  The Board shall determine and specify in the Award documentation the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

Dilutions and Other Adjustments.  In the event of any stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights to purchase stock, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board in its sole discretion may equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and may make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate, including, if considered appropriate by the Board, making provision for a cash payment with respect to an outstanding Award.  Such adjustments or actions shall be conclusive and binding for all purposes.  In the event of a change in the Common Stock which is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from no par value to par value (or vice versa), without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.  For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

In the event that the Company or the division, subsidiary or other affiliated entity for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated, the Board may take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs shall terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of a sale or similar transaction under the terms of which holders of the Common Stock of the Company receive a payment for each share surrendered in the transaction (the “Sales Price”), make or provide for a payment to each Option and/or SAR holder equal to the amount by which (A) the Sales Price times the number of shares of Common Stock subject to Participant’s outstanding, vested Options or SARs exceeds (B) the aggregate exercise price of all such outstanding, vested Options or SARs, in exchange for the termination of such Options or SARs, (iv) or make such other adjustments, if any, as the Board determines to be necessary or advisable to provide each Participant with a benefit substantially similar to that to which the Participant would have been entitled had such event not occurred.

Withholding.  The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability.  In the Board’s discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value.  The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

Parachute Payments.  Any outstanding Award under the Plan may not be accelerated to the extent any such acceleration of such Award would, when added to the present value of other payments in the nature of compensation which becomes due and payable to the Participant would result in the payment to such Participant of an excess parachute payment under Section 280G of the Code.  The existence of any such excess parachute payment shall be determined in the sole and absolute discretion of the Board.

Foreign Nationals.  Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan and comply with applicable laws and/or achieve favorable tax results under foreign tax laws.

Amendment of Award.  The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Conditions on Delivery of Stock.  The Company shall not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company’s counsel, all applicable federal and state laws and regulations have been complied with, and (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance.  If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.  Except to the extent as may be specified in the documentation with respect to a particular Award grant, the Company shall be under no obligation to register or qualify any shares of Common Stock subject to Awards under any federal or state securities law or on any exchange.

Miscellaneous

No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment by or the right to continue to provide services to the Company.  The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as may be expressly provided in the applicable Award.

No Rights As Stockholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

No Restriction on the Right of the Company to Effect Corporate Changes.  The Plan and the Options granted hereunder shall not affect in any way the right or power of HOTJ or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights of holders thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of HOTJ or the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

Exclusion from Benefit Computations.  Except as expressly specified in the applicable plan or program, no amount or shares of Common Stock payable upon exercise of an Award granted under the Plan shall be considered salary, wages or compensation for purposes of determining the amount or nature of benefits that a Participant is entitled to receive under any Company benefit plan or program.

Effective Date and Term.  This Plan shall become effective upon adoption by the Board provided, however, that no Award shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained within twelve months after adoption by the Board.  If such shareholder approval is not obtained within such time, Awards granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period.  Awards may be granted or exercised under this Plan only after there has been compliance with all applicable federal and state securities laws. No Award may be made under the Plan after the tenth anniversary of the Plan’s effective date, but Awards granted before such date may extend beyond that date.

Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.  Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

Delivery of Financial Statements.  To the extent required by applicable laws, rules and regulations, the Company shall deliver to each Participant financial statements of the Company at least annually while such Participant holds an outstanding Award.

Notices.  Any notice to be given under the terms of the Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

Governing Law.  The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the state of Nevada.

As adopted by the Board as of September 7, 2007.

HOUSE OF TAYLOR JEWELRY, INC

By:

Title:

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AGREEMENT (“Agreement”) is made by and between House of Taylor Jewelry, Inc., a Nevada corporation (the “Company”), and _________________________________  (the “Optionee”).

NOW, THEREFORE, in consideration of the mutual benefit to be derived herefrom, the Company and Optionee agree as follows:

Grant of Option.  The Company hereby grants to Optionee, subject to all the terms and provisions of the 2007 Stock Compensation Plan effective ________, 2007, as such Plan may be hereinafter amended, a copy of which is attached hereto and incorporated herein by this reference (the “Plan”), the right, privilege and option (“Option”) to purchase _______ shares of its common stock (“Stock”) at __________ per share, in the manner and subject to the conditions provided hereinafter and in the Plan and any amendments thereto and any rules and regulations thereunder.

Vesting and Exercise of Option.  The Optionee shall be vested in _____ % of the total number of shares subject to the Option on the date of execution of this Agreement.  Thereafter, the remaining shares subject to the Option (the “Vesting Shares”) shall vest in the Optionee and may be exercised by the Optionee as to the percentage (to a maximum of 100%) of the Vesting Shares determined by multiplying the number of complete years that the Optionee has been in the employ of the Company since the date of execution of this Agreement by _____% for each complete year.  Any exercise may be with respect to any part or all of the shares then vested and exercisable pursuant to such Option, provided that the minimum number of shares exercisable at any time shall not be less _______ shares or the balance of shares for which the Option is then exercisable.

Termination of Option.  Except as otherwise provided in this Agreement or the Plan, to the extent not previously exercised, the Option shall terminate upon the first to occur of any of the following events:

____________, 20____, not to exceed 10 years from the date of the grant of the Option hereunder;

the date the Optionee ceases to be employed by the Company (including any Affiliate thereof as defined by the Plan), is no longer an officer or member of the Board of Directors of the Company or no longer performs services for the Company, for any reason (other than such Optionee's death or disability), any Option granted hereunder to such Optionee shall expire three months after the date of such termination. The Board shall, in its sole and absolute discretion, decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.  In the event the Optionee’s termination results from the fact that the Optionee is “disabled,” as defined in Section 22(e)(3) of the Code, the Option shall expire one year after the date of such termination.  Any option that has not vested in the Optionee as of the date of termination of employment or service with the Company, shall immediately expire and shall be null and void.

six months after the date of the Optionee’s death.  The Option may be exercised (subject to the condition that no Option shall be exercisable after its expiration and only to the extent that the Optionee's right to exercise such Option was vested at the time of the Optionee's death) at any time within six months after the Optionee's death by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.  Any option that has not vested in the Optionee as of the date of death, shall immediately expire and shall be null and void.

the dissolution or liquidation of the Company;

a capital transaction, as more fully set forth in Section 10(e) of the Plan; or

the breach by Optionee of any provision of the Plan or this Agreement.

Method of Exercise.  An Option shall be exercised by written notice to the Company by the Optionee (or successor in the event of death).  Such written notice shall state the number of shares with respect to which the Option is being exercised and designate a time, during normal business hours of the Company, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon.  At the time specified in the written notice, the Company shall deliver to the Optionee at the principal office of the Company, or such other appropriate place as may be determined by the Board, a certificate or certificates for such shares.  Notwithstanding the foregoing, the Company may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange.  In the event an Option shall be exercisable by any person other than the Optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.  The option exercise price shall be payable in full on or before the option Exercise Date in any one of the following alternative forms:

Full payment in cash or certified bank or cashier's check;

A full recourse promissory note executed by the Optionee, made payable to the Company bearing interest at such rate as the Board shall determine, but in no case less than the “Applicable Federal Rate” at the time the note is executed applicable under the Code to obligations of the same duration.  The note shall contain such terms and conditions as may be determined by the Board; provided, however, that the full principal amount of the note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise.  The Company may obtain from the Optionee a security interest in all shares of Stock issued to the Optionee under the Plan for the purpose of securing payment under the note and shall retain possession of the stock certificates representing such shares in order to perfect its security interest;

Full payment in shares of Stock or other securities of the Company having a fair market value on the Exercise Date in the amount equal to the option exercise price;

A combination of the consideration set forth in Sections (a), (b) and (c) hereof equal to the option exercise price; or

Any other method of payment including, but not limited to, the delivery by Optionee of an irrevocable direction to a securities broker approved by the Company to sell the Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and any withholding taxes.

Restrictions on Exercise and Delivery.  The exercise of each Option shall be subject to the condition that, if at any time the Board shall determine, in its sole and absolute discretion,

the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Stock pursuant thereto, the listing, registration, or qualification of any shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, or the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto,

then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.  Optionee shall execute such documents and take such other actions as are required by the Board to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval.  Neither the Company nor any officer or member of the Board or the Committee, shall have any liability with respect to the non-issuance or failure to sell shares as the result of any suspensions of exercisability imposed pursuant to this Section.

Nonassignability.  Options may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of Optionee only by Optionee.  Any transfer by Optionee of any Option granted under the Plan or this Agreement shall void such Option and the Company shall have no further obligation with respect to such Option.  No Option shall be pledged or hypothecated in any way, nor shall any Option be subject to execution, attachment or similar process.

Restrictive Legends.  Each certificate evidencing the shares acquired upon exercise of an Option hereunder, including any certificate issued to any transferee thereof, shall be imprinted with legends substantially in the form set forth in the Plan.

Rights as Shareholder.  Neither Optionee nor his executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Stock unless and until certificates representing such Stock shall have been issued in Optionee’s name.

No Right of Employment.  Neither the grant nor exercise of any Option nor anything in the Plan or this Agreement shall impose upon the Company or any other corporation any obligation to employ or continue to employ any Optionee.  The right of the Company and any other corporation to terminate any employee shall not be diminished or affected because an Option has been granted to such employee.

Definitions.  Capitalized terms shall have the meaning set forth in the Plan unless otherwise defined herein.

Notices.  Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to such Optionee at the address maintained by the Company for such person or at such other address as the Optionee may specify in writing to the Company.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

Governing Law.  This Agreement shall be governed by the laws of the State of Nevada.

Application of Plan.  The Company has delivered and the Optionee hereby acknowledges receipt of a copy of the Plan.  The parties agree and acknowledge that the Option granted hereunder is granted pursuant to the Plan and subject to the terms and provisions thereof, and the rights of the Optionee are subject to modifications and termination in certain events as provided in the Plan.

IN WITNESS WHEREOF, this Agreement is effective as of, and the date of grant shall be _____________, 20__.

HOUSE OF TAYLOR JEWELRY, INC

By:

Title:

OPTIONEE

NON-QUALIFIED STOCK OPTION AND SAR AGREEMENT

THIS NON-QUALIFIED STOCK OPTION AND SAR AGREEMENT (“Agreement”) is made by and between House of Taylor Jewelry, Inc., a Nevada corporation (the “Company”), and _________________________________  (the “Optionee”).

NOW, THEREFORE, in consideration of the mutual benefit to be derived herefrom, the Company and Optionee agree as follows:

Grant of Option.  The Company hereby grants to Optionee, subject to all the terms and provisions of the 2007 Stock Compensation Plan effective ________, 2007, as such Plan may be hereinafter amended, a copy of which is attached hereto and incorporated herein by this reference (the “Plan”), the right, privilege and option (“Option”) to purchase _______ shares of its common stock (“Stock”) at __________ per share (the “Exercise Price”), in the manner and subject to the conditions provided hereinafter and in the Plan and any amendments thereto and any rules and regulations thereunder.

Grant of SAR.  The Company hereby grants the Optionee, subject to all terms and provisions of the Plan, the right, privilege and option (“Stock Appreciation Right” or “SAR”) as an alternative to exercise of the Option, to receive an amount, in cash or Stock or a combination thereof, determined in whole or in part by reference to appreciation in the Fair Market Value (as defined by the Plan) of the Stock upon which the Option is granted between the effective date of this Agreement and the exercise of the SAR.  The Optionee shall be entitled to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share’s Fair Market Value on the date of exercise over its Fair Market Value on the effective date of this Agreement.  The Option and the SAR shall only be exercisable in the alternative.  The Option shall terminate and no longer be exercisable upon the exercise of the related SAR and visa versa.  The Option and the SAR shall together be referred to as the “Award” for purposes of this Agreement.

Vesting and Exercise of Award.  The Optionee shall be vested in _____ % of the total number of shares subject to the Award on the date of execution of this Agreement.  Thereafter, the remaining shares subject to the Award (the “Vesting Shares”) shall vest in the Optionee and may be exercised by the Optionee as to the percentage (to a maximum of 100%) of the Vesting Shares determined by multiplying the number of complete years that the Optionee has been in the employ of the Company since the date of execution of this Agreement by _____% for each complete year.  Any exercise may be with respect to any part or all of the shares then vested and exercisable pursuant to such Option, provided that the minimum number of shares exercisable at any time shall not be less _______ shares or the balance of shares for which the Award is then exercisable.

Termination of Option.  Except as otherwise provided in this Agreement or the Plan, to the extent not previously exercised, the Award shall terminate upon the first to occur of any of the following events:

____________, 20____, not to exceed 10 years from the date of the grant of the Award hereunder;

the date the Optionee ceases to be employed by the Company (including any Affiliate thereof as defined by the Plan), is no longer an officer or member of the Board of Directors of the Company or no longer performs services for the Company, for any reason (other than such Optionee's death or disability), any Award granted hereunder to such Optionee shall expire three months after the date of such termination. The Board shall, in its sole and absolute discretion, decide, utilizing the provisions set forth in Treasury Regulations § 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.  In the event the Optionee’s termination results from the fact that the Optionee is "disabled," as defined in

Section 22(e)(3) of the Code, the Award shall expire one year after the date of such termination.  Any Award that has not vested in the Optionee as of the date of termination of employment or service with the Company, shall immediately expire and shall be null and void.

six months after the date of the Optionee’s death.  The Award may be exercised (subject to the condition that no Award shall be exercisable after its expiration and only to the extent that the Optionee's right to exercise such Award was vested at the time of the Optionee's death) at any time within six months after the Optionee's death by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Award directly from the Optionee by bequest or inheritance.  Any Award that has not vested in the Optionee as of the date of death, shall immediately expire and shall be null and void.

the dissolution or liquidation of the Company;

a capital transaction, as more fully set forth in Section 10(e) of the Plan; or

the breach by Optionee of any provision of the Plan or this Agreement.

Method of Exercise.

An SAR shall be exercised by written notice to the Company by the Optionee (or successor in the event of death).  Such written notice shall state the number of shares with respect to which the SAR is being exercised and designate the manner of preferred payment (e.g. Stock or cash), a time during normal business hours of the Company for the delivery thereof, which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon.  At the time specified in the written notice, the Company shall deliver to the Optionee at the principal office of the Company, or such other appropriate place as may be determined by the Board, either cash or a certificate or certificates for shares representing the excess of the option share’s Fair Market Value on the date of exercise over its Fair Market Value on the effective date of this Agreement.

An Option shall be exercised by written notice to the Company by the Optionee (or successor in the event of death).  Such written notice shall state the number of shares with respect to which the Option is being exercised and designate a time, during normal business hours of the Company, for the delivery thereof, which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon.  At the time specified in the written notice, the Company shall deliver to the Optionee at the principal office of the Company, or such other appropriate place as may be determined by the Board, a certificate or certificates for such shares.

The “Exercise Price” shall be payable in full on or before the exercise date of an Option in any one of the following alternative forms:

Full payment in cash or certified bank or cashier's check;

A full recourse promissory note executed by the Optionee, made payable to the Company bearing interest at such rate as the Board shall determine, but in no case less than the “Applicable Federal Rate” at the time the note is executed applicable under the Code to obligations of the same duration.  The note shall contain such terms and conditions as may be determined by the Board; provided, however, that the full principal amount of the note and all unpaid interest accrued thereon shall be due not later than five years from the date of exercise.  The Company may obtain from the Optionee a security interest in all shares of Stock issued to the Optionee under the Plan for the purpose of securing payment under the note and shall retain possession of the stock certificates representing such shares in order to perfect its security interest;

Full payment in shares of Stock or other securities of the Company having a fair market value on the Exercise Date in the amount equal to the option exercise price;

A combination of the consideration set forth in Sections (a), (b) and (c) hereof equal to the option exercise price; or

Any other method of payment including, but not limited to, the delivery by Optionee of an irrevocable direction to a securities broker approved by the Company to sell the Stock and to deliver all or part of the sales proceeds to the Company in payment of all or part of the exercise price and any withholding taxes.

Notwithstanding the foregoing, the Company may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange.  In the event an Award shall be exercisable by any person other than the Optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the Award.

Restrictions on Exercise and Delivery.  The exercise of each Award shall be subject to the condition that, if at any time the Board shall determine, in its sole and absolute discretion,

the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Stock pursuant thereto, the listing, registration, or qualification of any shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, or the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto,

then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.  Optionee shall execute such documents and take such other actions as are required by the Board to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval.  Neither the Company nor any officer or member of the Board or the Committee, shall have any liability with respect to the non-issuance or failure to sell shares as the result of any suspensions of exercisability imposed pursuant to this Section.

Nonassignability.  Awards may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of Optionee only by Optionee.  Any transfer by Optionee of any Award granted under the Plan or this Agreement shall void such Award and the Company shall have no further obligation with respect to such Option.  No Award shall be pledged or hypothecated in any way, nor shall any Award be subject to execution, attachment or similar process.

Restrictive Legends.  Each certificate evidencing the shares upon exercise of an Award hereunder, including any certificate issued to any transferee thereof, shall be imprinted with legends substantially in the form set forth in the Plan.

Rights as Shareholder.  Neither Optionee nor his executor, administrator, heirs or legatees, shall be, or have any rights or privileges of a shareholder of the Company in respect of the Stock unless and until certificates representing such Stock shall have been issued in Optionee’s name.  The SAR shall represent no more than an unfunded unsecured contractual obligations of the Company and the Company shall have no obligation to set aside any assets to fund such SAR obligation.  Amounts payable upon exercise of the SAR shall be paid from the general funds of the Company, and the Optionee and any Designated Beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any SAR obligations hereunder.

No Right of Employment.  Neither the grant nor exercise of any Award nor anything in the Plan or this Agreement shall impose upon the Company or any other corporation any obligation to employ or continue to employ any Optionee.  The right of the Company and any other corporation to terminate any employee shall not be diminished or affected because an Award has been granted to such employee.

Definitions.  Capitalized terms shall have the meaning set forth in the Plan unless otherwise defined herein.

Notices.  Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to such Optionee at the address maintained by the Company for such person or at such other address as the Optionee may specify in writing to the Company.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

Governing Law.  This Agreement shall be governed by the laws of the State of Nevada.

Application of Plan.  The Company has delivered and the Optionee hereby acknowledges receipt of a copy of the Plan.  The parties agree and acknowledge that the Award granted hereunder is granted pursuant to the Plan and subject to the terms and provisions thereof, and the rights of the Optionee are subject to modifications and termination in certain events as provided in the Plan.

IN WITNESS WHEREOF, this Agreement is effective as of, and the date of grant shall be _____________, 20__.

HOUSE OF TAYLOR JEWELRY, INC.

By:

____________________

Title:

____________________

OPTIONEE